GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
10.	GOODWILL

	December 31, 2011	December 31, 2010	June 30, 2010
Balance at beginning of the year	1,295.2	1,154.9	1,084.7
Translation adjustment	(219.8)	140.3	70.2

Balance at end of the year	1,075.4	1,295.2	1,154.9

The goodwill arose on the acquisition of South Deep and was attributable to the upside potential of the asset, deferred tax and other factors. The total goodwill has been allocated to South Deep, being the reporting unit where it is tested for impairment as part of the reporting unit.

Goodwill is tested for impairment on an annual basis at the end of each fiscal year or transition period. In addition, the Group reviews and tests the carrying value of assets when events or changes in circumstances suggest that the carrying amount of a reporting unit may not be recoverable. For goodwill impairment testing purposes, Gold Fields estimated the fair value of the South Deep reporting unit. The process for determining fair value is subjective as gold mining companies typically trade at a market capitalization that is based on a multiple of net asset value and requires management to make numerous assumptions. The net asset value represents a discounted cash flow valuation based on expected future cash flows. The expected future cash flows used to determine the fair value of the reporting unit are inherently uncertain and could materially change over time. They are significantly affected by a number of factors, including, but not limited to, reserves and production estimates, together with economic factors such as the spot gold price and foreign currency exchange rates, estimates of production costs, future capital expenditure and discount rates. Therefore it is possible that outcomes within the next fiscal year that are materially different from the assumptions used in the impairment testing process could require an adjustment to the carrying values.

Based on management’s assessment, no impairment to the goodwill was required at December 31, 2011. Management’s estimates and assumptions for the goodwill impairment test include:

•

Long-term gold price as follows:—fiscal 2012: R400,000 per kilogram ($1,700 per ounce at an exchange rate of R7.32 to $1.00).—fiscal 2013: R385,000 per kilogram ($1,600 per ounce at an exchange rate of R7.48 to $1.00).—after fiscal 2013: R375,000 per kilogram ($1,500 per ounce at an exchange rate of R7.78 to $1.00).

•	‘The South Deep life of mine is estimated at 69 years.

•	A range of discount rates of 5.1%—6.2% based on a calculated weighted average cost of capital to Gold Fields;

•	Expected future operating costs and capital expenditures to produce proven and probable gold reserves based on mine plans that assume current plant capacity, but exclude the impact of inflation; and

•	Expected cash flows associated with value beyond proven and probable reserves.